UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

Sand Hill IT Security Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Sand Hill Road, Building 1, Suite 240, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 926-7022

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed to amend the Current Report on Form 8-K filed on October 27, 2005 (the “Initial 8-K”) by Sand Hill IT Security Acquisition Corp. to include the exhibits to the Merger Agreement filed as Exhibit 2.1 to the Initial 8-K. The information provided herein is supplemental to, and does not replace or render ineffective any of the information provided in, the Initial 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

2.1	Agreement and Plan of Merger dated as of October 26, 2005 among Sand Hill IT Security Acquisition Corp., Sand Hill Merger Corp. and St. Bernard Software, Inc. (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-B).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAND HILL IT SECURITY ACQUISITION CORP.

Dated: October 28, 2005	By:	/s/ Humphrey P. Polanen
Humphrey P. Polanen Chief Executive Officer

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